Investment in joint venture (Tables)	12 Months Ended
Dec. 31, 2019
Investment in joint venture
Schedule of joint venture financial information

The following table illustrates summarized financial information of the Group’s investment in Flocktory joint venture:

As of
December 31,
2018
Joint venture companies’ statement of financial position:
Non-current assets	598
Current assets	191
including cash and cash equivalents	144
Current liabilities	(20)
including financial liabilities	(18)
Net assets	769
Group’s share (82%) of net assets	631

Goodwill	205
Carrying amount of investment in joint venture company	836

Joint venture’ revenue and net income for the years ended December 31 was as follows:

	2017	2018	2019
Revenue	187	332	394
Cost of revenues	(13)	(26)	(86)
Other income and expenses, net	(173)	(316)	(367)
including personnel expenses	(27)	(183)	(227)
including depreciation and amortization	(59)	(79)	(84)
Total net loss	1	(10)	(59)
Group’s share (82%) of total net loss	1	(8)	(48)